Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of BJ’s Wholesale Club Holdings, Inc. (the “Company”), hereby certifies, to his knowledge, that:

1.The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 25, 2020

By:	/s/ Robert W. Eddy
Robert W. Eddy Executive Vice President, Chief Financial and Administrative Officer (Principal Financial Officer)